EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Siren ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Siren ETF Trust for the year ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Siren ETF Trust for the stated period.

/s/ Scott Freeze		/s/ Troy Statczar
Scott Freeze		Troy Statczar
President/Principal Executive Officer, Siren ETF Trust		Treasurer/Principal Financial Officer, Siren ETF Trust

Dated:	June 3, 2024	Dated:	June 5, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Siren ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.